Federated Trust For U.S. Treasury Obligations
A Portfolio of Money Market Obligations Trust
INSTITUTIONAL SHARES (TICKER TTOXX)
CASH SERIES SHARES (TICKER TCSXX)
CASH II SHARES (TICKER TTIXX)

SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION DATED SEPTEMBER 30, 2014 AND JUNE 2, 2015
At a Special Meeting of Shareholders of Federated Trust for U.S. Treasury Obligations (the “Fund”) held on June 5, 2015, the shareholders voted to revise the Fund's investment limitations as noted below.
Under the Section titled “Investment Objective (and Policies) and Investment Limitations”:
1. Please delete the Fund's fundamental investment limitation regarding lending and replace with the following:
“The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.”
2. Please delete the Fund's fundamental investment limitation regarding investing in real estate and replace with the following:
“The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.”
3. Please delete the Fund's fundamental investment limitation regarding investing in commodities and replace with the following:
“The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.”
4. Please delete the Fund's fundamental investment limitation regarding pledging assets. Please add the same investment limitation, in its current form, as a non-fundamental investment limitation:
“The Fund will not mortgage, pledge or hypothecate assets except as necessary to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of the total assets at the time of the pledge.”
5. Please delete the Fund's fundamental investment limitation regarding short selling. Please add the same investment limitation, in its current form, as a non-fundamental investment limitation:
“The Fund will not sell any portfolio instruments short.”
6. Please delete the Fund's fundamental investment limitation regarding purchases on margin. Please add the same investment limitation, in its current form, as a non-fundamental investment limitation:
“The Fund will not purchase any portfolio instruments on margin but may obtain such short-term credits as maybe necessary for clearance of purchases and sales of portfolio instruments.”
June 19, 2015

Federated Trust for U.S. Treasury Obligations
Federated Investors Funds
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or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452722 (6/15)
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